EXHIBIT 2
                                                                       ---------



                             Joint Filing Agreement


         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated:  August 20, 2002

                                     FW HOSPITALITY, L.P.

                                     By:    GROUP III 31, L.L.C.,
                                            general partner


                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President


                                     ARBOR REIT, L.P.

                                     By:    GROUP INVESTORS, L.L.C.,
                                            general partner


                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President


                                     MHX INVESTORS, L.P.

                                     By:    FW GROUP GENPAR, INC.,
                                            general partner


                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President

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                                                                               2

                                            /s/ Kevin G. Levy
                                            -------------------------------
                                            KEVIN G. LEVY

                                     As Vice President of each of CHERWELL
                                     INVESTORS, INC., GROUP 31, INC. and MC
                                     INVESTMENT CORPORATION


                                     PENOBSCOT PARTNERS, L.P.

                                     By:    PTJ MERCHANT BANKING PARTNERS, L.P.
                                            general partner

                                     By:    PTJ, INC.
                                            managing general partner


                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President


                                     PTJ MERCHANT BANKING PARTNERS, L.P.

                                     By:    PTJ, INC.
                                            managing general partner


                                     By:    /s/ KEVIN G. LEVY
                                            -------------------------------
                                            Kevin G. Levy, Vice President


                                            /s/ Kevin G. Levy
                                            -------------------------------
                                            KEVIN G. LEVY
                                            As Attorney-in-Fact for:
                                            J. TAYLOR CRANDALL (1)

                                     CAPITAL PARTNERSHIP, L.P.

                                     By:  CAPITAL GENPAR, L.L.C.
                                          general partner

                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President


------------------------
1 Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.

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                                                                               3

                                     KEYSTONE, INC.


                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President

                                            /s/ Kevin G. Levy
                                            -------------------------------
                                            KEVIN G. LEVY
                                            As Attorney-in-Fact for:
                                            ROBERT M. BASS (1)


                                     OAK HILL CAPITAL PARTNERS, L.P.

                                     By:    OHCP GENPAR, L.P., general partner

                                     By:    OHCP MGP, L.L.C., general partner


                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President


                                     OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

                                     By:    OHCP GENPAR, L.P., general partner

                                     By:    OHCP MGP, L.L.C., general partner


                                     By:    /s/ Kevin G. Levy
                                            -------------------------------
                                            Kevin G. Levy, Vice President


------------------------
1 Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.